UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2009

(Date of earliest event reported)

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

KANSAS

000-26335

48-1017164

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code:  (913) 294-9667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 6, 2009, Bruce R. Vance resigned as Chief Financial Officer of Team Financial, Inc. (the “Registrant”), in order to pursue other opportunities.  Mr. Vance’s resignation will be effective February 17, 2009, however, he will provide consulting services to the Registrant as needed.  Mr. Vance’s decision to resign as Chief Financial Officer was not the result of any disagreement with the Registrant, known to an executive officer of the Registrant, on any matter relating to the Registrant’s operations, policies or practices.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Shell company transactions:

Not applicable.

(d)	Exhibits:

Not applicable.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

By:	/s/ Sandra J. Moll

Sandra J. Moll,
Principal Executive Officer

Date: February 12, 2009